UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 6, 2017, ZIOPHARM Oncology, Inc., or the Company, issued a press release announcing its financial condition and results of operations for the three months ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

This information, including the information contained in the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of November 6, 2017, Dr. David Mauney will serve as the Company’s Chief Operating Officer on an interim basis, in addition to his current role as the Company’s Executive Vice President and Chief Business Officer. Effective as of the same date, Caesar J. Belbel will no longer serve as the Company’s Chief Operating Officer. He will continue to serve as the Company’s Executive Vice President, Chief Legal Officer and Secretary.

There will be no change to Dr. Mauney’s existing compensation arrangements in connection with this designation. Prior to joining the Company in September 2017, Dr. Mauney, age 49, served as managing director of Harvest Capital Strategies LLC, where he had worked since 2015. From 2000 to 2015, Dr. Mauney served as managing director of De Novo Ventures, a health care investment firm he co-founded. Dr. Mauney holds a B.A. from Duke University and an M.D. from Dartmouth Medical School.

Dr. Mauney does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Dr. Mauney and any other person pursuant to which Dr. Mauney was selected to serve as the Company’s interim Chief Operating Officer. There are no relationships or transactions between Dr. Mauney and the Company that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of ZIOPHARM Oncology, Inc. dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Kevin G. Lafond
Date: November 6, 2017	Name:	Kevin G. Lafond
	Title:	Senior Vice President Finance, Chief Accounting Officer and Treasurer

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